UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 15, 2007
AVANADE INC.
(Exact name of Registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	000-51748 (Commission File Number)	91-2032865 (I.R.S. Employer Identification No.)
2211 Elliott Avenue, Suite 200
Seattle, Washington 98121
(Address of principal executive offices)
Registrant’s telephone number, including area code: (206) 239-5600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(c) Appointment of Chief Operating Officer
On February 15, 2007, the Board of Directors of Avanade Inc. (the “Company”) appointed Andrew White, 43, as the Company’s Chief Operating Officer, effective immediately. Mr. White previously served as the Company’s General Manager, Europe, a position he held since 2000. Information concerning Mr. White is included in our information statement filed with the Securities and Exchange Commission on January 26, 2007 and incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVANADE INC.
Date: February 22, 2007	By:	/s/ Mark H. Voigts
	Name:	Mark H. Voigts
	Title:	General Counsel and Secretary